Exhibit 10.3



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                              REVOLVING CREDIT NOTE

$10,750,000                                              Los Angeles, California
                                                                   June 25, 2002

     FOR VALUE RECEIVED, the undersigned, HAUSER, INC., a Delaware corporation, HAUSER TECHNICAL SERVICES, INC., a Delaware Corporation, BOTANICALS INTERNATIONAL EXTRACTS, INC., a Delaware corporation, ZETAPHARM, INC., a New York corporation, (collectively, the "Borrowers"), hereby jointly and severally, unconditionally promise to pay to the order of Wells Fargo Bank, National Association (the "Lender"), at c/o Wells Fargo Bank, N.A., 333 South Grand Avenue, 9th Floor, Los Angeles, California 90071, or at such other place as the holder of this Note may direct, on August 31, 2002 (the "Maturity Date") in lawful money of the United States of America and in immediately available funds, the principal amount of (a) TEN MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS ($10,750,000), or (B) such other amount as represents the aggregate unpaid principal amount of all Revolving Loans made by the Lender pursuant to the Credit Agreement (referred to below). The Borrowers further agree, jointly and severally, to pay interest on the unpaid principal amount outstanding hereunder from time to time from the date hereof in like money at such office at a rate per annum equal to the Prime Rate plus a margin of two percent (2%). Interest shall accrue hereunder from the date of each advance until the date of payment, shall be calculated on the basis of a year of three hundred sixty (360) days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Interest shall be payable in arrears on the last day of each calendar month and on the Maturity Date. In the event of any repayment or prepayment of any Loan, other than a prepayment prior to the Maturity Date, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment.

     If any principal of or interest on any Loan or any fee or other amount payable by the Borrowers hereunder or under the Credit Agreement is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, two percent (2%) plus the rate otherwise applicable to such Loan as provided above in this Note, or (ii) in the case of any other amount, the rate that would apply under
(i) if such amount constitutes overdue principal.

     The holder of this Note is authorized to record on Schedule 1 annexed hereto or on a continuation thereof the date, Type and amount of each Revolving Loan made pursuant to the Credit Agreement, the date and amount of each payment or repayment of principal thereof; provided, however, that the failure to make any such recordation shall not affect the obligations of the Borrowers in respect of such Revolving Loans.



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     This Note amends, restates and replaces the Revolving Credit Note previously issued by Borrower and referred to in the Amended and Restated Credit Agreement by and between the Borrower and the Lender dated as of December 7, 2001, as amended (the "Credit Agreement"), is secured as provided therein and in the Security Documents and is subject to optional and mandatory prepayment as set forth in the Credit Agreement.

     Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

     All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

     The holder of this Note is authorized from time to time to debit any accounts maintained by any Borrower with such holder for any and all amounts payable by the Borrowers hereunder.

     Terms defined in the Credit Agreement are used herein with their defined meanings unless otherwise defined herein. This Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of California.

     This Note may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

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     IN WITNESS WHEREOF, the parties hereto have caused this Revolving Credit
Note to be duly executed by their respective authorized officers as of the day and year first above written.




HAUSER, INC.


By:  /s/  Kenneth C. Cleveland
     --------------------------
Name:   Kenneth C. Cleveland
Title:  Chief Executive Officer


HAUSER TECHNICAL SERVICES, INC.


By:  /s/  Thomas W. Hanlon
     --------------------------
Name:   Thomas W. Hanlon
Title:  Secretary and Treasurer


BOTANICALS INTERNATIONAL EXTRACTS, INC.


By:  /s/  Kenneth C. Cleveland
     --------------------------
Name:   Kenneth C. Cleveland
Title:  Chief Executive Officer


ZETAPHARM, INC.


By:  /s/  Thomas W. Hanlon
     --------------------------
Name:   Thomas W. Hanlon
Title:  Secretary and Treasurer

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                                                                      SCHEDULE 1
                                                        TO REVOLVING CREDIT NOTE


                      LOANS AND PAYMENTS OF REVOLVING LOAN
                      ------------------------------------

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                                                Unpaid
                                   Amount of   Principal
                       Amount of   Principal   Balance of   Notation
                Date     Loans      Repaid       Loans      Made By
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